                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL

                  TO TENDER OUTSTANDING SHARES OF COMMON STOCK

                                       OF

                                  ZENGINE, INC.

                                       TO

                                   MCSI, INC.

                                 IN EXCHANGE FOR
                        0.2259 SHARES OF COMMON STOCK OF

                                   MCSI, INC.

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 16, 2001, UNLESS THE OFFER IS EXTENDED.

                      THE EXCHANGE AGENT FOR THE OFFER IS:

                         REGISTRAR AND TRANSFER COMPANY

              BY MAIL:                   BY OVERNIGHT DELIVERY:
   Registrar and Transfer Company     Registrar and Transfer Company
         10 Commerce Drive                  10 Commerce Drive
     Cranford, New Jersey 07016         Cranford, New Jersey 07016

            FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):

                                 (908) 497-2311

                 CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE ONLY:

                            1-800-525-7686 (ext. 2556)

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

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         THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE
READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF
REGISTERED HOLDER(S) (PLEASE FILL
IN, IF BLANK, EXACTLY AS NAME(S)                            SHARES TENDERED
APPEAR(S) ON SHARE CERTIFICATE(S))              (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------
                                SHARE CERTIFICATE
                                NUMBER(S)(1)                NUMBER OF SHARES        TOTAL NUMBER OF
                                (ATTACH SIGNED LIST         REPRESENTED             SHARES TENDERED(2)
                                IF NECESSARY)

                                ------------------------------------------------------------------------

                                ------------------------------------------------------------------------

                                ------------------------------------------------------------------------

                                ------------------------------------------------------------------------

                                TOTAL NUMBER OF
                                SHARES

--------------------------------------------------------------------------------------------------------
(1) Need not be completed by Book-Entry Stockholders.
(2) Unless otherwise indicated, it will be assumed that all Zengine Shares represented by certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution

         -----------------------------------------------------------------------

         DTC Participant Number

         -----------------------------------------------------------------------

         Transaction Code Number

         -----------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s):

         -----------------------------------------------------------------------

         Window Ticket Number (if any) or DTC Participant Number:

         -----------------------------------------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:

         -----------------------------------------------------------------------

         This Letter of Transmittal is furnished in connection with the offer of MCSi, Inc. ("MCSi"), a Maryland corporation, to exchange 0.2259 shares of MCSi common stock, no par value per share ("MCSi Common Shares"), for each outstanding share of common stock ("Common Stock"), no par value per share, of Zengine, Inc. ("Zengine"), a Delaware corporation, other than the shares of Common Stock owned by MCSi or its subsidiaries (the "Zengine Shares"), upon the terms and subject to the conditions of the preliminary prospectus, dated October 17, 2001, (the "Prospectus," which, together with any amendments and supplements thereto and this Letter of Transmittal, constitutes the "Offer"). This Letter of Transmittal should be used by stockholders of Zengine if certificates for Zengine Shares are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 1 below) is utilized, if delivery of Zengine Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth under "The Offer -- Procedure for Tendering Shares" in the Prospectus. Zengine stockholders who deliver Zengine Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and Zengine stockholders who deliver certificates for Zengine Shares are referred to herein as "Certificate Stockholders."

         Stockholders whose certificates for Zengine Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as described in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Zengine Shares according to the guaranteed delivery procedures set forth under "The Offer -- Guaranteed Delivery" in the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Ladies and Gentlemen:

         The undersigned hereby delivers to MCSi the above-described shares of Common Stock, pursuant to MCSi's offer to exchange 0.2259 MCSi Common Shares for each outstanding Zengine Share, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

         The undersigned understands that MCSi reserves the right to transfer or assign in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Zengine Shares tendered pursuant to the Offer, but any such transfer or assignment will not relive MCSi of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive MCSi Common Shares in exchange for Zengine Shares validly tendered and accepted for exchange pursuant to the Offer . Receipt of the Offer is hereby acknowledged.

         Upon the terms and subject to the conditions of the Offer (including if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Zengine Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to MCSi, all right, title and interest in and to all of the Zengine Shares that are being tendered hereby (and any and all other Zengine Shares or other securities issued or issuable in respect thereof on or after October 17, 2001 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Zengine Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Zengine Shares (and any and all Distributions), or transfer ownership of such Zengine Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of MCSi, (ii) present such Zengine Shares (and any and all Distributions) for transfer on the books of Zengine, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Zengine Shares (and any and all Distributions), all in accordance with the terms of the Offer.

         By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of MCSi, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Zengine's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Zengine Shares (and any and all Distributions) tendered hereby and accepted for exchange by MCSi. This appointment will be effective if and when, and only to the extent that, MCSi accepts such Zengine Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Zengine Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Zengine Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). MCSi reserves the right to require that, in order for Zengine Shares (or other Distributions) to be deemed validly tendered, immediately upon MCSi's acceptance for exchange of such Zengine Shares, MCSi or its designee must be able to exercise full voting, consent and other rights with respect to such Zengine Shares (and any and all Distributions), including voting at any meeting of Zengine's stockholders.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Zengine Shares tendered hereby and all Distributions, that the undersigned owns the Zengine Shares tendered hereby, and that when the same are accepted for exchange by MCSi, MCSi will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or MCSi to be necessary or desirable to complete the sale, assignment and transfer of the Zengine Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of MCSi all Distributions in respect of the Zengine Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, MCSi shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Zengine Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by MCSi in its sole discretion.

         The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         The undersigned understands that the valid tender of Zengine Shares pursuant to any one of the procedures described in the Prospectus under "The Offer -- Procedure for Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and MCSi upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, MCSi may not be required to accept for exchange any of the Zengine Shares tendered hereby.

         The undersigned understands that no fraction of a MCSi Common Share will be issued. Instead, each tendering stockholder who would otherwise be entitled to a fraction of a MCSi Common Share, after combining all fractional shares to which such stockholder would otherwise be entitled, will receive cash in an amount equal to the product obtained by multiplying (i) the fraction of a MCSi Common Share to which the holder would otherwise be entitled by (ii) $16.60.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the MCSi Common Shares, issue any check for cash in lieu of a fraction of a MCSi Common Share and issue any certificates for Zengine Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate), in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver documentation evidencing the MCSi Common Shares, deliver any check for cash in lieu of a fraction of a MCSi Common Share and return any certificates for Zengine Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the box entitled "Special Issuance Instructions" and/or the box entitled "Special Delivery Instructions" are completed, please issue the MCSi Common Shares (and the documentation evidencing same), any check for cash in lieu of a fraction of a MCSi Common Share and any certificates for Zengine Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate), in the name of, and/or deliver said documentation and check and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any Zengine Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that MCSi has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Zengine Shares from the name of the registered holder thereof if MCSi does not accept for exchange any or all of the Zengine Shares so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING ZENGINE SHARES THAT YOU OWN HAVE BEEN LOST, DESTROYED OR STOLEN AND SEE INSTRUCTION 11.

[ ]      CHECK HERE IF SPECIAL ISSUANCE INSTRUCTIONS APPLY:

------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

         To be completed ONLY (i) if the MCSi Common Shares delivered in the Offer, and any check for cash in lieu of a fraction of a MCSi Common Share, are to be issued in the name of someone other than the undersigned, (ii) if certificates for the Zengine Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or (iii) if Zengine shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

         Name
              ------------------------------------------------------------------
                                  (please print)

         Address
                 ---------------------------------------------------------------

         -----------------------------------------------------------------------
                                                                 (zip code)

         Taxpayer Identification or
         Social Security Number
                                 -----------------------------------------------
                                      (See Substitute Form W-9)

[ ]      CHECK HERE IF SPECIAL DELIVERY INSTRUCTIONS APPLY:

--------------------------------------------------------------------------------
                          Special Delivery Instructions
                        (See Instructions 1, 5, 6 and 7)

         To be completed ONLY if (i) documentation evidencing MCSi Common Shares delivered in the Offer and any check for cash in lieu of a fraction of a MCSi Common Share and (ii) certificates for the Zengine Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

         Name
              ------------------------------------------------------------------
                                             (please print)
         Address
                 ---------------------------------------------------------------

         -----------------------------------------------------------------------
                                                                 (zip code)
         Taxpayer Identification or
         Social Security Number
                                ------------------------------------------------
                                             (See Substitute Form W-9)

                        IMPORTANT: STOCKHOLDERS SIGN HERE
                   (please complete Substitute Form W-9 below)


------------------------------------------------------------------------------
                                        signature(s) of stockholder(s)
Dated
                   , 2001
-------------------

Name(s)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                (please print)

Capacity (full title)

-----------------------------------------------------------------------------
                                              (see instruction 5)

Address

------------------------------------------------------------------------------
                                              (include zip code)

Area Code and Telephone No.

------------------------------------------------------------------------------

Taxpayer Identification
or
Social Security Number

------------------------------------------------------------------------------
                            (See Substitute Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Zengine Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)

Name of Firm __________________________     (IF REQUIRED; SEE INSTRUCTIONS 2
Address _______________________________ AND 5) FOR USE BY ELIGIBLE INSTITUTIONS ______________________________________ ONLY. PLACE MEDALLION GUARANTEE IN
         (include zip code)             SPACE BELOW:


Authorized Signature

------------------------------------------------------------------------------

Name(s)

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Area Code and
Telephone Number

---------------------------------------------

Dated
                         , 2001
-------------------------

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of Zengine either (i) if Zengine Share certificates are to be forwarded to the Exchange Agent or (ii) unless an Agent's Message is utilized, if delivery of Zengine Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus under "The Offer -- Procedure for Tendering Shares."

         For a stockholder to validly tender Zengine Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration date and either (i) certificates for tendered Zengine Shares must be received by the Exchange Agent at one of such addresses prior to the expiration date or (ii) Zengine Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus under "The Offer -- Procedure for Tendering Shares" and a book-entry confirmation must be received by the Exchange Agent prior to the expiration date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus under "The Offer -- Guaranteed Delivery."

         Stockholders whose certificates for Zengine Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Zengine Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in the Prospectus under "The Offer -- Guaranteed Delivery."

         Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by MCSi, must be received by the Exchange Agent prior to the expiration date and (iii) the certificates for all tendered Zengine Shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Zengine Shares), together with a properly completed and duly executed Letter of Transmittal (or a properly completed and manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

         The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Zengine Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that MCSi may enforce such agreement against the participant.

         The signatures on this Letter of Transmittal cover the Zengine Shares tendered hereby.

         THE METHOD OF DELIVERY OF THE ZENGINE SHARES, THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING ZENGINE SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL,

REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted, and no fractional MCSi Common Shares will be issued. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Zengine Shares for exchange.

         2. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) of Zengine Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Zengine Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (ii) if such Zengine Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Zengine Shares tendered and the share certificate numbers with respect to such Zengine Shares should be listed on a separate signed schedule attached hereto.

         4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Zengine Shares evidenced by any Zengine Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Zengine Shares that are to be tendered in the box entitled "Total Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Zengine Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All Zengine Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Zengine Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Zengine Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the tendered Zengine Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to MCSi of the authority of such person so to act must be submitted.

         If this Letter of Transmittal is signed by the registered holder(s) of the Zengine Shares listed and transmitted hereby, no endorsements of share certificates or separate stock powers are required unless payment or certificates for Zengine Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Zengine Shares evidenced by certificates listed and transmitted hereby, the share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the share certificates. Signature(s) on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

         6. STOCK TRANSFER TAXES. The amount of any required stock transfer taxes (whether imposed on the registered holder(s) or any other person) due as a result of exchange of shares in the Offer will be deducted from the overall consideration unless evidence satisfactory to MCSi of the payment of such taxes, or exemption therefrom, is submitted.

         7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the MCSi Common Shares delivered in the Offer (or the documentation evidencing same), any check for cash in lieu of a fraction of a MCSi Common Share and certificates for Zengine Shares not accepted for exchange or not tendered are to be issued in the name of and/or delivered to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Zengine Shares by book-entry transfer may request that Zengine Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such Zengine Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Zengine Shares were delivered.

         8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective addresses and phone numbers set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

         9. WAIVER OF CONDITIONS. MCSi reserves the absolute right in its sole discretion to waive the conditions to the Offer and to make any change in the terms or the conditions to the Offer, except as set forth in the Prospectus.

         10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's U.S. social security number, individual Taxpayer Identification Number, or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 30.5% federal backup withholding tax on the payment of cash in lieu of fractional shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in
Part III, and sign
and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN, the Exchange Agent will retain 30.5% of all reportable payments unless a TIN is provided within 60 days of the Exchange Agent's receipt of the substitute Form W-9, if the TIN is not provided such amounts shall be remitted to the IRS as backup withholding and 30.5% of all reportable payments made thereafter will be withheld and remitted to the IRS until a TIN is provided to the IRS.

         11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Zengine Shares has been lost, destroyed or stolen, the stockholder should promptly contact the Information Agent for instruction on the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND
EITHER CERTIFICATES FOR TENDERED ZENGINE SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR ZENGINE SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

         Under United States federal income tax law, a stockholder whose tendered Zengine Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct U.S. social security number, individual taxpayer identification number, or federal employer identification number (each, a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's U.S. social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) in Part II of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any payment of cash in lieu of fractional shares that is made to such stockholder may be subject to federal backup withholding.

         Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal backup withholding applies, the Exchange Agent is required to withhold 30.5% of any payment of cash in lieu of a fractional share made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent federal backup withholding on any cash payment in lieu of a fractional share that is made to a stockholder with respect to Zengine Shares acquired pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part II of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The stockholder is required to give the Exchange Agent the TIN of the record owner of the Zengine Shares. If the Zengine Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Exchange Agent will retain 30.5% of cash paid in lieu of a fraction of a MCSi Common Share. If a TIN is provided within 60 days of the Exchange Agent's receipt of the substitute Form W-9, then the Exchange Agent shall pay over such retained amounts to the tendering stockholder. If such TIN is not provided within such 60 day period, then the Exchange Agent shall remit the cash to the IRS.

TAXPAYER IDENTIFICATION NO. -- FOR ALL ACCOUNTS
-----------------------------------------------------------------------------------------------------------
SUBSTITUTE                          PART I: ENTER YOUR TAXPAYER
FORM W-9                            IDENTIFICATION NUMBER IN THE
DEPARTMENT OF THE TREASURY          APPROPRIATE BOX AT RIGHT               Social Security Number
INTERNAL REVENUE SERVICE                                                   OR
                                                                           Employer Identification Number

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")
                                    -----------------------------------------------------------------------
                                    For payees exempt from backup withholding,
                                    see the enclosed Guidelines of Taxpayer
                                    Identification Number on Substitute Form W-9
                                    and complete as instructed under "Important
                                    Tax Information" above. For most individuals
                                    and sole proprietors, this is your Social
                                    Security Number. For other entities, it is
                                    you Employer Identification Number. If you
                                    do not have a number, see "Obtaining a
                                    Number" in the enclosed guidelines. Note: If
                                    the account is in more than one name, see
                                    the chart in the enclosed guidelines to
                                    determine what number to enter.
                                    -----------------------------------------------------------------------
                                    PART II:  CERTIFICATION.  Under                         PART III:
                                    penalty of perjury, I certify that:                 Awaiting TIN [ ]
                                    (1) the number shown on this form is my
                                        correct taxpayer identification number
                                        (or I am waiting for a number to be
                                        issued to me);
                                    (2) I am not subject to backup withholding
                                        either because (a) I am exempt from
                                        backup withholding, (b) I have not been
                                        notified by the Internal Revenue Service
                                        ("IRS") that I am subject to backup
                                        withholding as a result of a failure to
                                        report all interest and dividends, or
                                        (c) I have been notified by the IRS that
                                        I am no longer subject to backup
                                        withholding; and
                                    (3) any information provided on this form is
                                        true, correct and complete.
                                    -----------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS. You must cross
                                    out item (2) in part II above if you have
                                    been notified by the IRS that you are
                                    subject to backup withholding because of
                                    under-reporting interest or dividends on
                                    your tax return. However, if after being
                                    notified by the IRS that you were subject to
                                    backup withholding you received another
                                    notification from the IRS stating that you
                                    are no longer subject to backup withholding,
                                    do not cross out such item (2).


SIGNATURE                                           DATE
          ----------------------------------------       ------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART III OF SUBSTITUTE FORM W-9.

         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER. I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 30.5% of all reportable payments made to me including 30.5% of cash in lieu of a fraction of a MCSi Common Share retained by the Exchange Agent will be withheld and remitted to the IRS until I provide a number.

Signature                                                Date
          ----------------------------------------------       ---------------

Name (Please Print)

------------------------------------------------------------------------------

         Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below. Holders of Zengine Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                         [MACKENZIE PARTNERS, INC. LOGO]

156 Fifth Avenue
New York, NY 10010
Tel:   (212) 929-5500 (call collect)
       (800) 322-2885 (toll free)
Fax:   (212) 929-0308
       (212) 929-0061


                      THE DEALER MANAGER FOR THE OFFER IS:

                             William Blair & Company
                               222 W. Adams Street
                                Chicago, IL 60606
                          (312) 236-1600 (call collect)
                                       or
                          Call Toll-Free (800) 621-0687
                            (extensions 8677 or 5387)